SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 31, 2024

Columbus McKinnon Corporation
(Exact name of registrant as specified in its charter)

New York
(State or other jurisdiction of incorporation)

001-34362	16-0547600
(Commission File Number)	(IRS Employer Identification No.)

13320 Ballantyne Corporate Place, Suite D	Charlotte	NC	28277
(Address of principal executive offices)			(Zip Code)

Registrant's telephone number including area code: (716) 689-5400

_________________________________________________

(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	CMCO	Nasdaq Global Select Market

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐	Emerging Growth Company

If an Emerging Growth Company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02	RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On July 31, 2024, Columbus McKinnon Corporation (the "Registrant") issued a press release announcing its financial results for the first quarter, which ended June 30, 2024. The press release is annexed as Exhibit 99.1 to this Current Report on Form 8-K.

Item 7.01	REGULATION FD DISCLOSURE.

The slides used during the earnings call are annexed as Exhibit 99.2 to this Current Report on Form 8-K.

On July 31, 2024, the Registrant announced that it would be relocating its North American linear motion operations from Charlotte, North Carolina to its manufacturing facility in Monterrey, Mexico. The Registrant expects to incur approximately $4,000,000 to $5,000,000 in asset related impairment costs, $1,000,000 to $2,000,000 in employee related severance and retention costs, and approximately $1,000,000 to $2,000,000 in other costs related to the relocation during fiscal 2025.

The information contained in this Form 8-K and the Exhibits annexed hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth in such filing.

This Current Report on Form 8-K contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, that are subject to the safe harbor created thereby under the Private Securities Litigation Reform Act of 1995. All statements, other than statements of historical or current fact, included in this Current Report on Form 8-K are forward-looking statements. These forward-looking statements reflect our current expectations and projections for the costs expected to be incurred by the Registrant in connection with the relocation of its North American linear motion operations to its manufacturing facility in Monterrey, Mexico and the annual savings expected to be realized by the Registrant as a result of this relocation. These forward-looking statements are subject to risks and uncertainties that may cause actual results to differ materially from those that we expected. Investors are also directed to consider other risks and uncertainties discussed in documents filed by the Registrant with the Securities and Exchange Commission. The forward-looking statements included in this Current Report on Form 8-K are made only as of the date hereof and are based on our current expectations. We undertake no obligation to publicly update or revise any forward-looking statement as a result of new information, future events or otherwise except to the extent required by applicable law.

Item 9.01	FINANCIAL STATEMENTS AND EXHIBITS.

(d)  Exhibits.

EXHIBIT NUMBER	DESCRIPTION

99.1	Press Release dated July 31, 2024
99.2	Earnings call slides dated July 31, 2024
104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

COLUMBUS McKINNON CORPORATION

By:	/s/ Gregory P. Rustowicz
Name:	Gregory P. Rustowicz
Title:	Executive Vice President Finance and Chief Financial Officer
(Principal Financial Officer)

Dated: July 31, 2024